UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14A-12

LESAKA TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee paid previously with preliminary materials.

[   ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

LESAKA TECHNOLOGIES, INC.

2026 Annual Meeting

Vote by November 17, 2026

11:59 PM ET

You invested in LESAKA TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 18, 2026.**

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 04, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

November 18, 2026
9:00 AM EDT

7 PARKS BLVD., OXFORD PARKS
DUNKELD, JOHANNESBURG
2196 SOUTH AFRICA

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

LESAKA TECHNOLOGIES, INC.
2026 Annual Meeting
Vote by November 17, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Antony Ball	For
1B	Nonkululeko Gobodo	For
1C	Steven Heilbron	For
1D	Carolina Lacerda	For
1E	Lincoln Mali	For
1F	Ali Mazanderani	For
1G	Venessa Naidoo	For
1H	James Oates	For
1I	Kuben Pillay	For
1J	Ekta Singh-Bushell	For
1K	Dan Smith	For
2.	RATIFICATION OF THE SELECTION OF KPMG, Inc. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2027	For
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Your **Vote** Counts!

LESAKA TECHNOLOGIES, INC.

2026 Annual Meeting

Vote by November 17, 2026

11:59 PM ET

You invested in LESAKA TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 18, 2026.**

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 04, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users
Point your camera here and vote without entering a control number

Vote by Mail
Submit with your prepaid envelope

Vote by Phone
800-690-6903

Vote in Person at the Meeting*
November 18, 2026
9:00 AM EDT
7 PARKS BLVD., OXFORD PARKS
DUNKELD, JOHANNESBURG
2196 SOUTH AFRICA

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Check this box if you plan to attend the meeting and vote your shares.To ensure entry, you should review the meeting attendance requirements in the proxy statement. ☐

LESAKA TECHNOLOGIES, INC.
2026 Annual Meeting
Vote by November 17, 2026
11:59 PM ET

Voting Items		Board Recommends	Voting Options		
1.	Election of Directors **Nominees:**				
			For	Withhold	
1A	Antony Ball	For	☐	☐	
1B	Nonkululeko Gobodo	For	☐	☐	
1C	Steven Heilbron	For	☐	☐	
1D	Carolina Lacerda	For	☐	☐	
1E	Lincoln Mali	For	☐	☐	
1F	Ali Mazanderani	For	☐	☐	
1G	Venessa Naidoo	For	☐	☐	
1H	James Oates	For	☐	☐	
1I	Kuben Pillay	For	☐	☐	
1J	Ekta Singh-Bushell	For	☐	☐	
1K	Dan Smith	For	☐	☐	
			For	Against	Abstain
2.	RATIFICATION OF THE SELECTION OF KPMG, Inc. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2027	For	☐	☐	☐
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	For	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.					

Signature Date